UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21327

Dreyfus Manager Funds II (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/08

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus
Balanced Opportunity Fund

ANNUAL REPORT November 30, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

9	Comparing Your Fund’s Expenses With Those of Other Funds

10	Statement of Investments

24	Statement of Assets and Liabilities

26	Statement of Operations

27	Statement of Changes in Net Assets

30	Financial Highlights

37	Notes to Financial Statements

49	Report of Independent Registered Public Accounting Firm

50	Important Tax Information

51	Board Members Information

54	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Balanced Opportunity Fund

LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Balanced Opportunity Fund, covering the 12-month period from December 1, 2007, through November 30, 2008.

The U.S. and global economies suffered during the reporting period amid a financial crisis that roiled the stock and bond markets.According to our Chief Economist, four key elements fueled the crisis: a sharp decline in home prices; high leverage and an ambiguous private/public status at mortgage agencies Fannie Mae and Freddie Mac; high leverage among financial institutions, especially investment banks; and regulatory policies and behaviors that exacerbated financial stresses. The governments and central banks of major industrialized nations have responded with massive interventions, including nationalizing some troubled financial institutions, providing loans to others and guaranteeing certain financial instruments. However, the U.S. and global financial systems remain fragile, and economic weakness is likely to persist.

In our view, today’s investment environment is rife with near-term challenges and long-term opportunities. Now more than ever, it is important to ensure that your investments are aligned with your current needs, future goals and attitudes toward risk.We urge you to speak regularly with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation December 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2007, through November 30, 2008, as provided by Keith Stransky, Sean P. Fitzgibbon, Brian C. Ferguson, David Bowser and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended November 30, 2008, Dreyfus Balanced Opportunity Fund’s Class A shares produced a total return of –29.77%, Class B shares returned –30.31%, Class C shares returned –30.22%, Class J shares returned –29.53%, Class I shares returned –29.57%, ClassT shares returned –29.92% and Class Z shares returned –29.61% .1 In comparison, the fund’s benchmarks, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Barclays Capital Intermediate Government/Credit Bond Index, achieved total returns of –38.08% and 2.34%, respectively, for the same period.2

Stocks declined sharply over the second half of the reporting period due to a global economic downturn and an intensifying financial crisis. In contrast, bonds held up relatively well as investors flocked to the traditional safe havens of U.S. government securities, offsetting weakness in other bond market sectors.Although the fund was affected by tumbling stock prices, its fixed-income holdings cushioned the decline to a degree.

The Fund’s Investment Approach

The fund seeks high total return, including capital appreciation and current income, through a diversified mix of stocks and fixed-income securities. When allocating assets, the fund’s asset allocation manager assesses the relative return and risk of each asset class, general economic conditions, anticipated future changes in interest rates and the general outlook for stocks.

The fund’s equity portfolio managers create a broadly diversified equity portfolio that includes a blend of growth and value stocks. Using quantitative and fundamental research, we look for companies with leading market positions, competitive or technological advantages, high returns on equity and assets, good growth prospects, attractive valuations and strong management teams.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund normally invests between 25% and 50% of its assets in fixed-income securities that, at the time of purchase, are rated investment grade or the non-rated equivalent as determined by Dreyfus.We may invest up to 5% of the fixed-income portfolio in securities rated below investment grade and up to 10% in bonds from foreign issuers.

Financial Crisis and Economic Slowdown Intensified

During the reporting period, the financial markets endured the most extreme market volatility in decades. An ongoing credit crisis mushroomed over the summer of 2008, and major U.S. financial institutions that had been hit hard by losses in credit markets teetered on the edge of insolvency. Some received massive capital infusions from the federal government and some were acquired by former rivals at fire-sale prices. As the situation worsened, banks became reluctant to lend, in some cases even to their most trusted customers. Investors grew more cautious, flocking to the traditional safe haven of U.S.Treasury securities and fleeing asset classes they considered risky, including U.S. stocks, corporate bonds and mortgage-backed securities.

Meanwhile, the U.S. economic slowdown was further exacerbated by declining housing prices and rising unemployment.Consumer and business spending fell, reducing the earnings outlook for most companies. Previously soaring commodity prices, including energy, fell sharply as demand waned.

Difficult Environment for Stock Picking

The fund’s growth and value-oriented equity strategies struggled to add value in this challenging market environment, as stocks appeared to be punished indiscriminately, regardless of their underlying business fundamentals. For example, the fund’s investments in the consumer staples sector, traditionally an area of relative stability during downturns, lagged market averages due partly to an underweighted position in household goods seller Procter & Gamble, which did not meet our growth criteria but held up well in the “flight to quality.” Similarly, the fund did not own brewer Anheuser-Busch due to valuation concerns, but the stock advanced after receiving a take-over offer. In the materials sector, relatively heavy exposure to chemical producers, such as fertilizer maker Mosaic, hurt relative performance when commodity prices plummeted. Metals-and-mining companies, such as Freeport McMoRan Copper & Gold, also fell sharply along with commodity prices.

The fund’s equity portion fared better in other areas compared to the benchmark.Strong selections among specialty retailers and underweighted exposure to semiconductor manufacturers and Internet companies helped boost relative performance in the consumer discretionary and information technology sectors, respectfully. In the financials sector, the fund successfully avoided many of the companies at the epicenter of the financial crisis.

In the fund’s bond portfolio, relatively light holdings of U.S. Treasury securities and overweighted positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities weighed on relative performance despite sound credit fundamentals for most holdings. The fund’s interest-rate strategies contributed positively to relative performance as yield differences widened along the market’s maturity range.A modestly long average duration helped the fund participate more fully in the benefits of falling interest rates.

Anticipating a Return to Fundamentals

As of the reporting period’s end, the fund’s equity strategies have identified stocks that we believe to have been punished too severely in the downturn, particularly among fundamentally sound companies in the financials and consumer discretionary sectors. Among bonds, we have maintained an emphasis on market sectors that we believe are poised to rebound strongly in an eventual economic recovery.

December 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Capital Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. Government,Treasury and Agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class J, Class I, Class T and Class Z shares of Dreyfus Balanced Opportunity Fund on 11/30/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the Barclays Capital U.S. Aggregate Index (the “Barclays Aggregate Index”) and the Barclays Capital Intermediate Government/Credit Bond Index (the “Barclays Capital Intermediate Index”) on that date. All dividends and capital gain distributions are reinvested.

On January 30, 2004, Dreyfus Balanced Opportunity Fund (the “fund”) commenced operations after all of the assets of another mutual fund advised by the fund's sub-investment adviser were transferred to the fund in exchange for Class J shares of the fund in a tax-free reorganization. Class B, J and Z shares are closed to new investors.The fund offers Class A, C, I and T shares, which are subject to different sales charges and expenses.The performance figures for Class A, Class B, Class C, Class I, Class T and Class Z shares in the line graph above include the performance of the predecessor fund and reflect current sales loads and distribution expenses in effect since the reorganization date.

The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares and all other applicable fees and expenses on all classes.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years.The Barclays Capital Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10- years. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/08

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	(33.82)%	(3.52)%	2.13%
without sales charge	(29.77)%	(2.38)%	2.73%
Class B shares
with applicable redemption charge †	(32.65)%	(3.42)%	2.66%
without redemption	(30.31)%	(3.11)%	2.66%
Class C shares
with applicable redemption charge ††	(30.81)%	(3.04)%	2.38%
without redemption	(30.22)%	(3.04)%	2.38%
Class J shares	(29.53)%	(2.11)%	2.87%
Class I shares	(29.57)%	(2.22)%	2.82%
Class T shares
with applicable sales charge (4.5%)	(33.07)%	(3.51)%	2.13%
without sales charge	(29.92)%	(2.62)%	2.61%
Class Z shares	(29.61)%	(2.22)%	2.81%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class B, Class C, Class I, Class T and Class Z shares shown in the table include the performance of the predecessor fund and reflect current sales loads and distribution expenses in effect since the reorganization date. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.

††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Balanced Opportunity Fund from June 1, 2008 to November 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2008

	Expenses paid	Ending value
	per $1,000†	(after expenses)

Class A	$5.19	$716.10
Class B	$8.44	$713.60
Class C	$8.23	$713.90
Class J	$3.86	$717.50
Class I	$4.34	$717.10
Class T	$6.22	$715.50
Class Z	$4.12	$717.30

† Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.97% for Class B, 1.92% for
Class C, .90% for Class J, 1.01% for Class I, 1.45% for Class T and .96% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2008

	Expenses paid	Ending value
	per $1,000†	(after expenses)

Class A	$6.11	$1,018.95
Class B	$9.92	$1,015.15
Class C	$9.67	$1,015.40
Class J	$4.55	$1,020.50
Class I	$5.10	$1,019.95
Class T	$7.31	$1,017.75
Class Z	$4.85	$1,020.20

† Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.97% for Class B, 1.92% for
Class C, .90% for Class J, 1.01% for Class I, 1.45% for Class T and .96% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Fund 9

STATEMENT OF INVESTMENTS November 30, 2008

Common Stocks—68.0%	Shares	Value ($)

Consumer Discretionary—7.1%
Coach	30,690 [a]	549,351
Darden Restaurants	23,245	425,151
Family Dollar Stores	36,200	1,005,636
Gap	100,350	1,306,557
Home Depot	96,910	2,239,590
Johnson Controls	19,830	350,198
Lowe’s Cos.	45,530	940,650
McDonald’s	38,230	2,246,012
Newell Rubbermaid	64,900	867,064
News, Cl. A	239,450	1,891,655
NVR	1,120 [a,b]	486,360
O’Reilly Automotive	21,020 [a]	547,991
OfficeMax	49,550	270,048
Omnicom Group	60,410	1,708,999
Ross Stores	53,990	1,430,735
Time Warner	205,210	1,857,151
TJX Cos.	22,310	509,114
Toll Brothers	33,270 [a,b]	663,071
		19,295,333
Consumer Staples—8.6%
Cadbury, ADR	15,126	514,133
Coca-Cola Enterprises	80,690	740,734
Colgate-Palmolive	26,910	1,751,034
CVS Caremark	129,720	3,752,800
Dean Foods	97,760 [a,b]	1,423,386
Dr. Pepper Snapple Group	26,867 [a]	433,633
Estee Lauder, Cl. A	54,220	1,512,738
Kimberly-Clark	7,220	417,244
Kraft Foods, Cl. A	69,090	1,879,939
Kroger	39,410	1,090,081
Molson Coors Brewing, Cl. B	33,620	1,495,081
PepsiCo	19,610	1,111,887
Philip Morris International	77,880	3,283,421
Smithfield Foods	22,840 [a,b]	155,540
Wal-Mart Stores	69,110	3,861,867
		23,423,518

Common Stocks (continued)	Shares	Value ($)

Energy—9.3%
Anadarko Petroleum	15,010	616,160
Cameron International	34,370 [a]	725,207
Chevron	101,760	8,040,058
ConocoPhillips	50,870	2,671,692
Devon Energy	19,750	1,428,715
ENSCO International	8,350	270,623
EOG Resources	23,770	2,020,925
Marathon Oil	55,540	1,454,037
Nabors Industries	28,230 [a]	409,335
National Oilwell Varco	11,570 [a]	327,315
Occidental Petroleum	62,040	3,358,846
Valero Energy	11,640	213,594
Williams	28,830	467,623
XTO Energy	84,967	3,249,138
		25,253,268
Exchange Traded Funds—1.2%
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	35,170 [b]	3,168,465
Financial—13.3%
Ameriprise Financial	19,890	367,169
AON	29,560	1,339,068
Arch Capital Group	3,400 [a]	230,486
Bank of America	235,180	3,821,675
Capital One Financial	11,310 [b]	389,177
Charles Schwab	41,570	761,978
Chubb	74,800	3,841,728
Discover Financial Services	39,570	404,801
Fidelity National Financial, Cl. A	35,590	438,825
Fifth Third Bancorp	89,870 [b]	859,157
First American	15,500	372,310
First Horizon National	66,800 [b]	714,092
Franklin Resources	22,410	1,361,407
Goldman Sachs Group	5,070	400,479
JPMorgan Chase & Co.	177,390	5,616,167
KeyCorp	71,270	668,513
Marsh & McLennan Cos.	29,030	740,265

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
MetLife	68,538 [b]	1,971,143
Moody’s	38,910 [b]	844,736
National City	64,390	129,424
Northern Trust	20,150	924,684
PartnerRe	3,480 [b]	243,461
PNC Financial Services Group	35,850	1,891,805
RenaissanceRe Holdings	5,300	249,789
TD Ameritrade Holding	38,920 [a]	517,636
Travelers Cos.	17,650	770,423
U.S. Bancorp	65,290	1,761,524
Wachovia	43,630 [b]	245,201
Wells Fargo & Co.	144,680	4,179,805
		36,056,928
Health Care—9.4%
Abbott Laboratories	41,980	2,199,332
Aetna	34,790	759,118
Amgen	53,780 [a]	2,986,941
Baxter International	55,470	2,934,363
Covidien	35,525	1,309,096
Hospira	33,150 [a]	995,494
Johnson & Johnson	24,100	1,411,778
Laboratory Corp. of America Holdings	11,060 [a,b]	700,762
Life Technologies	18,720 [a,b]	488,592
Merck & Co.	31,750	848,360
Novartis, ADR	22,860	1,072,591
Pfizer	189,200	3,108,556
Schering-Plough	53,200	894,292
St. Jude Medical	20,830 [a]	583,865
Thermo Fisher Scientific	41,510 [a]	1,481,077
Vertex Pharmaceuticals	23,680 [a]	582,291
Wyeth	87,960	3,167,440
		25,523,948
Industrial—6.0%
Allied Waste Industries	67,780 [a]	727,957
Delta Air Lines	136,310 [a,b]	1,200,891
Dover	22,920	683,704
Eaton	10,620	492,131

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Emerson Electric	33,680	1,208,775
FedEx	10,610	749,596
General Electric	94,480	1,622,222
Goodrich	20,540	691,171
Honeywell International	27,190	757,513
L-3 Communications Holdings	11,030	740,885
Lockheed Martin	28,200	2,174,502
Raytheon	30,420	1,484,496
Textron	22,580	343,893
Tyco International	42,385	885,846
Union Pacific	12,850	643,014
Waste Management	68,310	1,994,652
		16,401,248
Information Technology—7.2%
Accenture, Cl. A	16,190	501,566
Adobe Systems	28,750 [a]	665,850
Alliance Data Systems	17,210 [a,b]	745,365
Amphenol, Cl. A	18,340	425,855
Apple	15,570 [a]	1,442,872
Cisco Systems	212,770 [a]	3,519,216
Global Payments	11,690	422,827
Hewlett-Packard	26,290	927,511
Intel	97,820	1,349,916
Juniper Networks	42,300 [a]	735,174
Lam Research	24,710 [a]	499,142
McAfee	27,770 [a]	842,264
Microsoft	151,520	3,063,734
Nokia, ADR	19,660	278,582
Oracle	75,410 [a]	1,213,347
QUALCOMM	65,370	2,194,471
Visa, Cl. A	14,150	743,724
		19,571,416
Materials—1.2%
Air Products & Chemicals	8,910	425,542
Freeport-McMoRan Copper & Gold	29,710	712,743
International Paper	31,670	394,291
Mosaic	6,560	199,096

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)			Shares	Value ($)

Materials (continued)
Packaging Corp. of America			20,590 [b]	307,409
Pactiv			53,680 [a]	1,341,463
				3,380,544
Telecommunication Services—.8%
AT & T			71,610	2,045,182
Utilities—3.9%
American Electric Power			45,220	1,414,934
Entergy			20,830	1,772,633
Exelon			28,010	1,574,442
FPL Group			21,960	1,070,770
NRG Energy			43,440 [a,b]	1,029,094
PG & E			40,390	1,536,436
Questar			29,630	953,790
Sempra Energy			27,260	1,272,224
				10,624,323
Total Common Stocks
(cost $247,192,780)				184,744,173

	Coupon	Maturity	Principal
Bonds and Notes—30.1%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Auto Receivables—.9%
AmeriCredit Automobile Receivables
Trust, Ser. 2005-DA, Cl. A3	4.87	12/6/10	38,600	37,562
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. B	5.35	9/9/13	210,000	171,924
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. C	5.43	2/10/14	230,000	169,610
Capital One Auto Finance Trust,
Ser. 2006-C, Cl. A3A	5.07	7/15/11	148,216	142,221
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	960,000	861,135
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A2A	5.29	5/17/10	186,475	185,463
Capital One Auto Finance Trust,
Ser. 2006-A, Cl. A3	5.33	11/15/10	56,422	56,080
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. C	5.80	2/15/13	170,000	118,316
Hyundai Auto Receivables Trust,
Ser. 2007-A, Cl. A3A	5.04	1/17/12	335,000	327,065

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Auto Receivables (continued)
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	735,000		377,966
					2,447,342
Asset-Backed Ctfs./
Home Equity Loans—.3%
Bear Stearns Asset Backed
Securities Trust,
Ser. 2005-EC1, Cl. A2	1.64	11/25/35	329,510	[c]	309,359
JP Morgan Mortgage Acquisition,
Ser. 2005-FRE1, Cl. A2F2	5.22	10/25/35	82,616	[c]	81,545
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	1.65	11/25/35	422,602	[c]	380,704
					771,608
Commercial Mortgage
Pass-Through Ctfs.—2.8%
Banc of America Commercial
Mortgage, Ser. 2003-1, Cl. A1	3.88	9/11/36	770,385		709,218
Banc of America Commercial
Mortgage, Ser. 2002-2, Cl. A3	5.12	7/11/43	225,000		196,433
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A3	4.24	8/13/39	595,000	[c]	560,460
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	875,000	[d]	729,820
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	250,000	[d]	195,005
Crown Castle Towers,
Ser. 2006-1A, Cl. C	5.47	11/15/36	665,000	[d]	497,952
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	730,000	[d]	512,314
CS First Boston Mortgage
Securities, Ser. 2005-C3, Cl. A2	4.51	7/15/37	1,000,000		911,581
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. A2	5.02	8/15/38	175,000		159,305
CS First Boston Mortgage
Securities, Ser. 2005-C5, Cl. A4	5.10	8/15/38	660,000	[c]	487,297
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. E	2.62	3/6/20	475,000	[c,d]	278,591
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	3.23	3/6/20	275,000	[c,d]	146,830

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-C1, Cl. A2	4.30	1/15/38	895,000		788,539
LB-UBS Commercial Mortgage Trust,
Ser. 2001-C3, Cl. A2	6.36	12/15/28	785,000		728,146
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	261,000	[d]	194,784
Sovereign Commercial Mortgage
Securities Trust,
Ser. 2007-C1, Cl. D	5.84	7/22/30	320,000	[c,d]	44,112
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	6.09	8/15/39	350,000	[c]	267,437
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C19, Cl. A5	4.66	5/15/44	210,000		172,056
					7,579,880
Computers—.2%
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	650,000		622,455
Consumer Staples—.3%
Delhaize Group,
Sr. Unscd. Notes	6.50	6/15/17	320,000		287,333
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	105,000		102,808
Kroger,
Gtd. Notes	6.15	1/15/20	365,000		327,355
					717,496
Diversified Financial
Services—4.7%
Allstate,
Jr. Sub. Debs.	6.50	5/15/67	225,000	[c]	126,601
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	590,000	[c]	267,453
Amvescap,
Gtd. Notes	5.38	12/15/14	310,000		200,752
Bank of America,
Jr. Sub. Bonds	8.00	12/29/49	750,000	[c]	521,599
Barclays Bank,
Jr. Sub. Bonds	5.93	9/29/49	500,000	[c,d]	285,300

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Barclays Bank,
Sub. Bonds	7.70	4/29/49	385,000	[c,d]	294,036
Capmark Financial Group,
Gtd. Notes	5.88	5/10/12	720,000		212,635
Chuo Mitsui Trust & Banking,
Jr. Sub. Notes	5.51	12/29/49	600,000	[c,d]	413,495
Citigroup,
Sr. Unscd. Notes	5.85	7/2/13	345,000		315,595
Citigroup,
Sr. Sub. Bonds	6.00	10/31/33	90,000		68,304
Citigroup,
Sr. Unscd. Notes	6.13	5/15/18	1,385,000		1,268,069
ConocoPhillips Canada,
Gtd. Notes	5.30	4/15/12	460,000		457,870
ERAC USA Finance,
Gtd. Notes	7.00	10/15/37	685,000	[d]	411,374
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	475,000	[c]	178,485
Goldman Sachs Group,
Sub. Notes	5.63	1/15/17	400,000		299,460
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	240,000		154,219
International Lease Finance,
Sr. Unscd. Notes	6.38	3/25/13	230,000		156,679
Jackson National Life Global,
Sr. Scd. Notes	5.38	5/8/13	250,000	[d]	221,078
Janus Capital Group,
Sr. Unscd. Notes	6.25	6/15/12	425,000		337,015
Jefferies Group,
Sr. Unscd. Debs	6.25	1/15/36	625,000		388,641
Jefferies Group,
Sr. Unscd. Notes	7.75	3/15/12	550,000		515,158
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	400,000		393,475
Marshall & Ilsley,
Sr. Unscd. Notes	5.63	8/17/09	955,000		885,593
MUFG Capital Finance I,
Bank Gtd. Bonds	6.35	7/29/49	910,000	[c]	661,147

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
NYSE Euronext,
Sr. Unscd. Notes	4.80	6/28/13	290,000		270,037
Pacific Life Global Funding,
Notes	5.15	4/15/13	600,000	[d]	558,341
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	395,000	[b,d]	345,337
Royal Bank of Scotland Group,
Jr. Sub. Bonds	6.99	10/29/49	735,000	[c,d]	405,804
Shinsei Finance II,
Unscd. Bonds	7.16	7/29/49	600,000	[c,d]	124,125
SMFG Preferred Capital,
Sub. Bonds	6.08	1/29/49	188,000	[c,d]	131,128
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	700,000	[c]	315,178
UBS AG Stamford CT,
Sr. Unscd. Notes	5.75	4/25/18	400,000		339,964
Wachovia,
Sub. Notes	6.38	1/15/09	280,000		277,922
Wells Fargo Capital XIII,
Bank Gtd. Secs.	7.70	12/29/49	1,155,000	[c]	937,778
					12,739,647
Energy—.2%
Duke Energy Carolinas,
First Mortgage Bonds	5.25	1/15/18	95,000	[b]	90,116
Nevada Power,
Mortgage Notes	6.50	8/1/18	215,000		197,132
Transocean,
Sr. Unscd. Notes	6.00	3/15/18	190,000		168,493
					455,741
Health Care—.1%
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	240,000		206,853
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	240,000		206,417
					413,270
Industrial—.2%
Atlas Copco,
Sr. Unscd. Bonds	5.60	5/22/17	240,000	[d]	223,889

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Industrial (continued)
Waste Management,
Gtd. Notes	7.38	5/15/29	285,000		225,568
WEA Finance,
Sr. Notes	7.13	4/15/18	395,000	[d]	270,308
					719,765
Manufacturing—.1%
Siemens Financieringsmat,
Gtd. Notes	5.75	10/17/16	400,000	[d]	378,433
Media & Telecommunications—1.3%
British Sky Broadcasting,
Gtd. Notes	6.10	2/15/18	215,000	[d]	174,892
BSKYB Finance UK,
Gtd. Notes	6.50	10/15/35	400,000	[d]	279,240
Comcast,
Gtd. Notes	6.50	11/15/35	435,000		346,219
Cox Communications,
Notes	6.25	6/1/18	355,000	[d]	305,007
KPN,
Sr. Unscd. Notes	8.00	10/1/10	150,000		149,503
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	125,000		112,881
News America,
Gtd. Notes	6.65	11/15/37	570,000		458,324
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	375,000		285,292
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	475,000		454,584
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	635,000		533,949
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	500,000		382,972
Verizon Communications,
Sr. Unscd. Notes	6.10	4/15/18	80,000		69,917
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	135,000		138,875
					3,691,655
Municipal Obligations—.1%
Clark County School District,
GO, Ser. F (Insured: FSA)	5.50	12/15/11	60,000	[e]	65,927

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Municipal Obligations (continued)
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	12/15/11	45,000	[e]	49,445
Cypress-Fairbanks Independent
School District, GO, Ser. A
(Schoolhouse) (Insured; PSF-GTD)	5.25	2/15/10	40,000	[e]	41,737
Williamson County,
GO, Ser. A (Insured; FSA)	6.00	8/15/10	30,000	[e]	32,057
					189,166
Office And Business Equipment—.1%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	75,000		59,963
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	105,000		82,092
					142,055
Real Estate Investment Trusts—1.0%
Avalonbay Communities,
Sr. Unscd. Notes	6.63	9/15/11	260,000		209,507
Boston Properties,
Sr. Unscd. Notes	5.63	4/15/15	925,000		651,453
Duke Realty,
Sr. Unscd. Notes	5.88	8/15/12	405,000		309,013
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	550,000		346,054
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	250,000		165,358
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	390,000		157,293
Regency Centers,
Gtd. Notes	5.88	6/15/17	400,000		264,626
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	825,000		644,717
					2,748,021
Retailing—.1%
Home Depot,
Sr. Unscd. Notes	5.25	12/16/13	140,000		121,781
Lowe’s Companies,
Sr. Unscd. Notes	5.60	9/15/12	110,000		110,615
					232,396

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—4.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $11,346,722)	11,346,722 [h]	11,346,722

Total Investments (cost $353,593,319)	103.8%	281,973,523
Liabilities, Less Cash and Receivables	(3.8%)	(10,357,243)
Net Assets	100.0%	271,616,280

ADR—American Depository Receipts FSA—Financial Security Assurance GO—General Obligation PSF-GTD—Permanent School Fund Guaranteed SFMR—Single Family Mortgage Revenue

a Non-income producing security.
b All or a portion of these securities are on loan. At November 30, 2008, the total market value of the fund’s securities on loan is $11,256,611 and the total market value of the collateral held by the fund is $11,346,722.
c Variable rate security—interest rate subject to periodic change.
d Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, these securities amounted to $8,269,170 or 3.0% of net assets.
e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
f On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the
FHFA will oversee the continuing affairs of these companies.
g Security issued with a zero coupon. Income is recognized through the accretion of discount.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

U.S. Government & Agencies	15.6	Equities (continued):
Corporate Bonds	10.0	Consumer Staples	8.6
Money Market Investments	5.7	Information Technology	7.2
Asset/Mortgage-Backed	4.0	Consumer Discretionary	7.1
State/Government		Industrial	6.0
General Obligations	.5	Utilities	3.9
Equities:		Materials	1.2
Financial	13.3	Exchange Traded Funds	1.2
Health Care	9.4	Telecommunication Services	.8
Energy	9.3		103.8

† Based on net assets.

See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES November 30, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,256,611)—Note 1(b):
Unaffiliated issuers	338,177,597	266,557,801
Affiliated issuers	15,415,722	15,415,722
Receivable for investment securities sold		2,542,977
Dividends and interest receivable		1,326,460
Receivable for shares of Beneficial Interest subscribed		16,713
Prepaid expenses		56,386
		285,916,059

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		340,368
Cash overdraft due to Custodian		247,484
Liability for securities on loan—Note 1(b)		11,346,722
Payable for investment securities purchased		2,032,560
Payable for shares of Beneficial Interest redeemed		127,872
Interest payable—Note 2		38,387
Accrued expenses		166,386
		14,299,779

Net Assets ($)		271,616,280

Composition of Net Assets ($):
Paid-in capital		373,485,673
Accumulated undistributed investment income—net		6,403,935
Accumulated net realized gain (loss) on investments		(36,653,532)
Accumulated net unrealized appreciation
(depreciation) on investments		(71,619,796)

Net Assets ($)		271,616,280

Net Asset Value Per Share

Class A
Net Assets ($)	73,440,576
Shares Outstanding	5,891,639
Net Asset Value Per Share ($)	12.47

Class B
Net Assets ($)	80,893,031
Shares Outstanding	6,569,926
Net Asset Value Per Share ($)	12.31

Class C
Net Assets ($)	44,223,943
Shares Outstanding	3,573,128
Net Asset Value Per Share ($)	12.38

Class J
Net Assets ($)	27,177,882
Shares Outstanding	2,170,745
Net Asset Value Per Share ($)	12.52

Class I
Net Assets ($)	274,306
Shares Outstanding	22,005
Net Asset Value Per Share ($)	12.47

Class T
Net Assets ($)	838,460
Shares Outstanding	67,341
Net Asset Value Per Share ($)	12.45

Class Z
Net Assets ($)	44,768,082
Shares Outstanding	3,592,199
Net Asset Value Per Share ($)	12.46

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS Year Ended November 30, 2008

Investment Income ($):
Income:
Interest	7,098,419
Dividends:
Unaffiliated issuers	5,729,406
Affiliated issuers	216,642
Income from securities lending	202,568
Total Income	13,247,035
Expenses:
Management fee—Note 3(a)	3,289,031
Distribution fees—Note 3(b)	1,399,178
Shareholder servicing costs—Note 3(c)	1,361,672
Professional fees	89,296
Registration fees	87,180
Prospectus and shareholders’ reports	76,582
Custodian fees—Note 3(c)	69,703
Trustees’ fees and expenses—Note 3(d)	26,278
Interest expense—Note 2	2,883
Loan commitment fees—Note 2	2,019
Miscellaneous	25,109
Total Expenses	6,428,931
Less—reduction in management fee
due to undertaking—Note 3(a)	(411,248)
Less—reduction in fees due to
earnings credits—Note 1(b)	(30,268)
Net Expenses	5,987,415
Investment Income—Net	7,259,620

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(34,501,709)
Net unrealized appreciation (depreciation) on investments	(99,479,268)
Net Realized and Unrealized Gain (Loss) on Investments	(133,980,977)
Net (Decrease) in Net Assets Resulting from Operations	(126,721,357)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2008	2007[a]

Operations ($):
Investment income—net	7,259,620	8,493,900
Net realized gain (loss) on investments	(34,501,709)	84,355,183
Net unrealized appreciation
(depreciation) on investments	(99,479,268)	(54,007,888)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(126,721,357)	38,841,195

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,728,613)	(3,361,569)
Class B Shares	(1,591,459)	(1,333,297)
Class C Shares	(848,386)	(876,167)
Class J Shares	(1,168,014)	(3,215,600)
Class I Shares	(14,037)	(12,813)
Class T Shares	(24,047)	(28,473)
Class Z Shares	(1,629,088)	(1,480,730)
Net realized gain on investments:
Class A Shares	(21,725,028)	—
Class B Shares	(21,800,898)	—
Class C Shares	(12,436,388)	—
Class J Shares	(7,795,872)	—
Class I Shares	(101,927)	—
Class T Shares	(235,001)	—
Class Z Shares	(11,182,600)	—
Total Dividends	(83,281,358)	(10,308,649)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	11,168,617	21,595,146
Class B Shares	1,394,309	1,228,572
Class C Shares	3,451,970	3,213,048
Class J Shares	10,706,195	6,995,588
Class I Shares	85,776	135,571
Class T Shares	45,221	241,521
Class Z Shares	2,387,437	3,126,160

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,

	2008	2007[a]

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	22,836,730	2,991,998
Class B Shares	21,628,634	1,214,920
Class C Shares	11,078,843	729,273
Class J Shares	8,348,068	2,448,500
Class I Shares	105,925	11,291
Class T Shares	239,651	26,709
Class Z Shares	12,601,055	1,455,485
Cost of shares redeemed:
Class A Shares	(52,897,104)	(96,448,604)
Class B Shares	(28,335,944)	(31,163,023)
Class C Shares	(22,008,868)	(42,605,880)
Class J Shares	(24,824,409)	(134,979,666)
Class I Shares	(378,453)	(206,292)
Class T Shares	(427,734)	(1,070,503)
Class Z Shares	(14,441,246)	(17,164,661)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(37,235,327)	(278,224,847)
Total Increase (Decrease) in Net Assets	(247,238,042)	(249,692,301)

Net Assets ($):
Beginning of Period	518,854,322	768,546,623
End of Period	271,616,280	518,854,322
Undistributed investment income—net	6,403,935	7,266,375

	Year Ended November 30,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	662,062	1,042,005
Shares issued for dividends reinvested	1,288,799	147,758
Shares redeemed	(3,191,489)	(4,622,304)
Net Increase (Decrease) in Shares Outstanding	(1,240,628)	(3,432,541)

Class Bb
Shares sold	81,101	59,912
Shares issued for dividends reinvested	1,227,444	60,264
Shares redeemed	(1,765,143)	(1,508,626)
Net Increase (Decrease) in Shares Outstanding	(456,598)	(1,388,450)

Class C
Shares sold	212,503	155,835
Shares issued for dividends reinvested	625,887	36,064
Shares redeemed	(1,330,729)	(2,062,180)
Net Increase (Decrease) in Shares Outstanding	(492,339)	(1,870,281)

Class J
Shares sold	628,108	336,736
Shares issued for dividends reinvested	470,579	120,735
Shares redeemed	(1,460,422)	(6,466,255)
Net Increase (Decrease) in Shares Outstanding	(361,735)	(6,008,784)

Class I
Shares sold	5,067	6,529
Shares issued for dividends reinvested	5,991	558
Shares redeemed	(22,482)	(9,997)
Net Increase (Decrease) in Shares Outstanding	(11,424)	(2,910)

Class T
Shares sold	2,796	11,326
Shares issued for dividends reinvested	13,517	1,317
Shares redeemed	(26,696)	(50,914)
Net Increase (Decrease) in Shares Outstanding	(10,383)	(38,271)

Class Z
Shares sold	146,818	150,310
Shares issued for dividends reinvested	713,133	71,947
Shares redeemed	(879,339)	(824,753)
Net Increase (Decrease) in Shares Outstanding	(19,388)	(602,496)

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b During the period ended November 30, 2008, 157,727 Class B shares representing $2,654,069 were automatically converted to 156,400 Class A shares and during the period ended November 30, 2007, 205,307
Class B shares representing $4,309,745 were automatically converted to 206,660 Class A shares.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,

Class A Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	21.28	20.38	19.15	19.30	18.86
Investment Operations:
Investment income—net[b]	.34	.33	.28	.28	.28
Net realized and unrealized
gain (loss) on investments	(5.62)	.89	1.40	(.12)	.16
Total from Investment Operations	(5.28)	1.22	1.68	.16	.44
Distributions:
Dividends from investment income—net	(.39)	(.32)	(.29)	(.19)	—
Dividends from net realized
gain on investments	(3.14)	—	(.16)	(.12)	—
Total Distributions	(3.53)	(.32)	(.45)	(.31)	—
Net asset value, end of period	12.47	21.28	20.38	19.15	19.30

Total Return (%)[c]	(29.77)	6.08	8.96	.77	2.33[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.29	1.23	1.21	1.21	1.03[d]
Ratio of net expenses
to average net assets	1.18	1.16	1.21[e]	1.21[e]	1.03[d,e]
Ratio of net investment income
to average net assets	2.04	1.57	1.44	1.43	1.52[d]
Portfolio Turnover Rate	138.66	168.94[f]	33.30	39.39	32.41

Net Assets, end of period ($ x 1,000)	73,441	151,796	215,342	274,871	214,949

a From February 2, 2004 (commencement of operations) to November 30, 2004.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.
f The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2007 was 162.34%.

See notes to financial statements.

		Year Ended November 30,

Class B Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	21.04	20.14	18.94	19.17	18.86
Investment Operations:
Investment income—net[b]	.21	.17	.12	.12	.15
Net realized and unrealized
gain (loss) on investments	(5.57)	.89	1.40	(.11)	.16
Total from Investment Operations	(5.36)	1.06	1.52	.01	.31
Distributions:
Dividends from investment income—net	(.23)	(.16)	(.16)	(.12)	—
Dividends from net realized
gain on investments	(3.14)	—	(.16)	(.12)	—
Total Distributions	(3.37)	(.16)	(.32)	(.24)	—
Net asset value, end of period	12.31	21.04	20.14	18.94	19.17

Total Return (%)[c]	(30.31)	5.30	8.11	(.02)	1.64[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.05	2.02	2.01	2.00	1.70[d]
Ratio of net expenses
to average net assets	1.95	1.94	2.01[e]	2.00[e]	1.70[d,e]
Ratio of net investment income
to average net assets	1.28	.81	.65	.64	.83[d]
Portfolio Turnover Rate	138.66	168.94[f]	33.30	39.39	32.41

Net Assets, end of period ($ x 1,000)	80,893	147,807	169,513	186,377	134,791

a From February 2, 2004 (commencement of operations) to November 30, 2004.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.
f The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2007 was 162.34%.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,

Class C Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	21.10	20.19	18.98	19.19	18.86
Investment Operations:
Investment income—net[b]	.22	.17	.13	.13	.16
Net realized and unrealized
gain (loss) on investments	(5.59)	.89	1.40	(.11)	.17
Total from Investment Operations	(5.37)	1.06	1.53	.02	.33
Distributions:
Dividends from investment income—net	(.21)	(.15)	(.16)	(.11)	—
Dividends from net realized
gain on investments	(3.14)	—	(.16)	(.12)	—
Total Distributions	(3.35)	(.15)	(.32)	(.23)	—
Net asset value, end of period	12.38	21.10	20.19	18.98	19.19

Total Return (%)[c]	(30.22)	5.29	8.14	.06	1.75[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	1.97	1.95	1.94	1.64[d]
Ratio of net expenses
to average net assets	1.90	1.90	1.95[e]	1.94[e]	1.64[d,e]
Ratio of net investment income
to average net assets	1.32	.84	.70	.70	.84[d]
Portfolio Turnover Rate	138.66	168.94[f]	33.30	39.39	32.41

Net Assets, end of period ($ x 1,000)	44,224	85,801	119,851	157,982	121,545

a From February 2, 2004 (commencement of operations) to November 30, 2004.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.
f The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2007 was 162.34%.

See notes to financial statements.

		Year Ended November 30,

Class J Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	21.38	20.47	19.22	19.35	18.05
Investment Operations:
Investment income—net[b]	.40	.36	.33	.31	.34
Net realized and unrealized
gain (loss) on investments	(5.65)	.93	1.41	(.11)	1.21
Total from Investment Operations	(5.25)	1.29	1.74	.20	1.55
Distributions:
Dividends from investment income—net	(.47)	(.38)	(.33)	(.21)	(.25)
Dividends from net realized
gain on investments	(3.14)	—	(.16)	(.12)	—
Total Distributions	(3.61)	(.38)	(.49)	(.33)	(.25)
Net asset value, end of period	12.52	21.38	20.47	19.22	19.35

Total Return (%)	(29.53)	6.41	9.25	.97	8.69

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	.91	.96	1.02	.95
Ratio of net expenses
to average net assets	.88	.87	.96[c]	1.01	.95[c]
Ratio of net investment income
to average net assets	2.34	1.77	1.69	1.62	1.79
Portfolio Turnover Rate	138.66	168.94[d]	33.30	39.39	32.41

Net Assets, end of period ($ x 1,000)	27,178	54,149	174,820	204,901	245,171

a The fund commenced offering six classes of shares on February 2, 2004.The existing shares were redesignated as
Class J shares.
b Based on average shares outstanding at each month end.
c Expense waivers and/or reimbursements amounted to less than .01%.
d The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2007 was 162.34%.

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,

Class I Shares	2008	2007[a]	2006	2005	2004[b]

Per Share Data ($):
Net asset value, beginning of period	21.28	20.39	19.17	19.31	18.86
Investment Operations:
Investment income—net[c]	.37	.36	.31	.32	.35
Net realized and unrealized
gain (loss) on investments	(5.61)	.89	1.40	(.13)	.10
Total from Investment Operations	(5.24)	1.25	1.71	.19	.45
Distributions:
Dividends from investment income—net	(.43)	(.36)	(.33)	(.21)	—
Dividends from net realized
gain on investments	(3.14)	—	(.16)	(.12)	—
Total Distributions	(3.57)	(.36)	(.49)	(.33)	—
Net asset value, end of period	12.47	21.28	20.39	19.17	19.31

Total Return (%)	(29.57)	6.23	9.12	.95	2.38[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	1.12	1.07	1.00	.97[d]
Ratio of net expenses
to average net assets	.96	1.04	1.07[e]	1.00[e]	.97[d,e]
Ratio of net investment income
to average net assets	2.25	1.72	1.59	1.64	2.11[d]
Portfolio Turnover Rate	138.66	168.94[f]	33.30	39.39	32.41

Net Assets, end of period ($ x 1,000)	274	711	741	755	416

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b From February 2, 2004 (commencement of operations) to November 30, 2004.
c Based on average shares outstanding at each month end.
d Not annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.
f The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2007 was 162.34%.

See notes to financial statements.

		Year Ended November 30,

Class T Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	21.23	20.32	19.09	19.26	18.86
Investment Operations:
Investment income—net[b]	.30	.27	.22	.22	.23
Net realized and unrealized
gain (loss) on investments	(5.62)	.89	1.40	(.11)	.17
Total from Investment Operations	(5.32)	1.16	1.62	.11	.40
Distributions:
Dividends from investment income—net	(.32)	(.25)	(.23)	(.16)	—
Dividends from net realized
gain on investments	(3.14)	—	(.16)	(.12)	—
Total Distributions	(3.46)	(.25)	(.39)	(.28)	—
Net asset value, end of period	12.45	21.23	20.32	19.09	19.26

Total Return (%)[c]	(29.92)	5.79	8.65	.52	2.12[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.52	1.51	1.49	1.26[d]
Ratio of net expenses
to average net assets	1.41	1.45	1.51[e]	1.49[e]	1.26[d,e]
Ratio of net investment income
to average net assets	1.81	1.28	1.14	1.15	1.19[d]
Portfolio Turnover Rate	138.66	168.94[f]	33.30	39.39	32.41

Net Assets, end of period ($ x 1,000)	838	1,650	2,357	2,915	2,508

a From February 2, 2004 (commencement of operations) to November 30, 2004.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.
f The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2007 was 162.34%.

See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,

Class Z Shares	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	21.30	20.39	19.16	19.60
Investment Operations:
Investment income—net[b]	.37	.38	.30	.29
Net realized and unrealized
gain (loss) on investments	(5.61)	.89	1.41	(.40)
Total from Investment Operations	(5.24)	1.27	1.71	(.11)
Distributions:
Dividends from investment income—net	(.46)	(.36)	(.32)	(.21)
Dividends from net realized
gain on investments	(3.14)	—	(.16)	(.12)
Total Distributions	(3.60)	(.36)	(.48)	(.33)
Net asset value, end of period	12.46	21.30	20.39	19.16

Total Return (%)	(29.61)	6.31	9.11	(.59)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.12	1.15	1.15[c]
Ratio of net expenses to average net assets	.98	.93	1.07	1.02[c]
Ratio of net investment income
to average net assets	2.24	1.83	1.58	1.51[c]
Portfolio Turnover Rate	138.66	168.94[d]	33.30	39.39

Net Assets, end of period ($ x 1,000)	44,768	76,939	85,923	100,250

a From December 18, 2004 (commencement of operations) to November 30, 2005.
b Based on average shares outstanding at each month end.
c Not annualized.
d The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2007 was 162.34%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Balanced Opportunity Fund (the “fund”) is a separate diversified series of Dreyfus Premier Manager Funds II (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering the fund as its only series.The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on July 15, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from “Dreyfus Premier Manager Funds II” and “Dreyfus Premier Balanced Opportunity Fund” to “Dreyfus Manager Funds II” and “Dreyfus Balanced Opportunity Fund”, respectively.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class J, Class I, Class T and Class Z shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I, Class J and Class Z shares are sold at net asset value per share. Class I shares are sold only to institutional investors and Class J and Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which requires the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

Debt securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board ofTrustees.The factors that

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	200,159,895	0
Level 2—Other Significant
Observable Inputs	81,813,628	0
Level 3—Significant
Unobservable Inputs	0	0
Total	281,973,523	0

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2008, The Bank of New York Mellon earned $86,815 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended November 30, 2008.

As of and during the period ended November 30, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,403,935, accumulated capital losses $21,571,561 and unrealized depreciation $75,256,766. In addition, the fund had $11,445,001 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2008 and November 30, 2007 were as follows: ordinary income $12,852,838 and $10,308,649 and long-term capital gains $70,428,520 and $0, respectively.

During the period ended November 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-down gains and losses on mortgage-backed securities and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $118,416 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the Facilities during the period ended November 30, 2008, was $99,200 with a related weighted average annualized interest rate of 2.91% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Manager had agreed from December 1, 2007 through November 30, 2008 to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $411,248 during the period ended November 30, 2008.

During the period ended November 30, 2008, the Distributor retained $14,746 and $37 from commissions earned on sales of the fund’s Class A and ClassT shares,respectively,and $407,535 and $5,587 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2008, Class B, Class C and Class T shares were charged $898,602, $497,328 and $3,248, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of share-

holder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2008, Class A, Class B, Class C and Class T shares were charged $288,167, $299,534, $165,776 and $3,248, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class Z (“Class Z Shareholder Services Plan”), Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2008, Class Z shares were charged $27,038 pursuant to the Class Z Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2008, the fund was charged $249,480 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2008, the fund was charged $30,268 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2008, the fund was charged $69,703 pursuant to the custody agreement.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2008, the fund was charged $6,086 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $178,448, Rule 12b-1 distribution plan fees $77,152, shareholder services plan fees $40,975, custodian fees $24,688, chief compliance officer fees $2,466 and transfer agency per account fees $38,945, which are offset against an expense reimbursement currently in effect in the amount of $22,306.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended November 30, 2008, amounted to $570,689,245 and $686,025,302, respectively.

At November 30, 2008, the cost of investments for federal income tax purposes was $357,230,289; accordingly, accumulated net unrealized depreciation on investments was $75,256,766, consisting of $3,442,409 gross unrealized appreciation and $78,699,175 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent fea-

tures in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective on or about February 4, 2009 (the “Effective Date”), the fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares.Thereafter, the fund will no longer offer Class T shares.

Effective on or about December 3, 2008, no investments for new accounts were permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in the fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

NOTE 6—Plan of Reorganization:

(a) At a meeting on July 15, 2008, the Board of Trustees approved an Agreement and Plan of Reorganization between the fund and Dreyfus Balanced Fund (the “Acquired Fund”), providing for the Acquired fund to merge into the fund as part of a tax-free reorganization.The merger, which was approved by the Acquired Fund’s shareholders on

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

November 19, 2008, occurred on January 8, 2009. On that date, the Acquired Fund’s Class A, Class B, Class C, Class I and Class T shares merged into Class A, Class B, Class C, Class I and Class T shares of the fund. On the merger date, the Acquired Fund exchanged all of its assets at net asset value, subject to liabilities, for an equivalent value of shares of the fund. Such shares were distributed pro rata to shareholders of the Acquired Fund so that each shareholder received a number of shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Fund’s shares.

(b)The Manager has contractually agreed from January 8, 2009 through January 8, 2010, one year after the reorganization, to waive receipt of its fees and/or assume the expenses of the fund, so that the net operating expenses of the fund’s Class A, B, C, I and T shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.11%, 1.86%, 1.86%, .85% and 1.36%, respectively, of such class’ average daily net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Balanced Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments,of Dreyfus Balanced Opportunity Fund (formerly, Dreyfus Premier Balanced Opportunity Fund) (the sole series comprising Dreyfus Premier Manager Funds II), as of November 30, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the years ended November 30, 2006, 2005 and 2004, were audited by other auditors whose report dated January 19, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the 2008 and 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Opportunity Fund at November 30, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York January 20, 2009

The Fund 49

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 49.33% of the ordinary dividends paid during the fiscal year ended November 30, 2008 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $745,038 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.Also, the Fund hereby designates $2.9350 per share as a long-term capital gain distribution and $.2020 per share as a short-term capital gain distribution paid on December 31, 2007.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

The Fund 53

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 77 investment companies (comprised of 180 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 77 investment companies (comprised of 180 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (78 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2003.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 74 investment companies (comprised of 197 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

The Fund 55

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,000 in 2007 with respect to PricewaterhouseCoopers LLP (“PWC”), the Registrant’s previous Auditor, and $51,122 in 2007 with respect to Ernst & Young LLP (“E&Y”), the Registrant’s current Auditor, and $47,380 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $10,398 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,800 in 2007 with respect to PWC and $3,607 in 2008 with respect to E&Y. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $194 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,890,737 in 2007 and $9,452,992 in 2008, both with respect to E&Y.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the

Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds II

By:	/s/ J. David Officer

J. David Officer,
President

Date:	January 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	January 26, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	January 26, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)